Exhibit 32

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934, as amended, and does not constitute a part of the Quarterly Report of Levi Strauss & Co., a Delaware corporation (the “Company”), on Form 10-Q for the period ended May 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”).

In connection with the Report, each of the undersigned officers of the Company does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

/s/  R. John Anderson
R. John Anderson
President and Chief Executive Officer
July 13, 2010

/s/  Blake Jorgensen
Blake Jorgensen
Executive Vice President and
Chief Financial Officer
July 13, 2010